UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 28, 2008
HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)
1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.
     On July 28, 2008, Harman International Industries, Incorporated (the “Company”) and Herbert Parker, the Company’s Executive Vice President and Chief Financial Officer, entered into a change-in-control severance agreement (the “Severance Agreement”). Mr. Parker and the Company agreed to enter into the Severance Agreement upon his joining the Company, as set forth in his letter agreement, dated May 2, 2008.
     The Severance Agreement provides that if, during the six months prior to or within two years following a change in control of the Company, Mr. Parker is terminated without cause or under certain circumstances terminates his own employment, he is entitled to receive a severance payment equal to two times the sum of (1) his highest annual base salary during any period prior to his termination and (2) his highest incentive pay during the three fiscal years preceding the change in control. The Severance Agreement also provides that the Company will pay Mr. Parker an additional amount for excise taxes. The Severance Agreement expires December 31, 2012. Thereafter, unless the Company or Mr. Parker has notified the other by the preceding September 30 that the Company or Mr. Parker, as appropriate, does not wish the agreement to be extended, the Severance Agreement will be automatically extended on the following January 1 for an additional year.
     The foregoing description of the Severance Agreement is a summary and is qualified in its entirety by reference to the terms of the Severance Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
     In addition, Mr. Parker has been appointed the Company’s “chief accounting officer” effective August 16, 2008. Kevin Brown, the Company’s former Chief Financial Officer, will continue as the Company’s “chief accounting officer” through August 15, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Severance Agreement, dated July 28, 2008, between Harman International Industries, Incorporated and Herbert Parker

10.2
Letter Agreement, dated May 2, 2008, between Harman International Industries, Incorporated and Herbert Parker (filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2008, and hereby incorporated by reference)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
By:	/s/ Edwin Summers
Edwin Summers
Vice President, General Counsel and Secretary

Date: July 31, 2008